UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 934

                                  May 24, 2001
                                  ------------
                 Date of Report (Date of earliest event reported

 SAFE TECHNOLOGIES INTERNATIONAL INC. (Formerly Safe Aid Products Incorporated)
 ------------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)

          Delaware                         000-17746            22-2824492
          --------                         ---------            ----------
(State or other jurisdiction          (Commission File      (I.R.S. Employer
of incorporation or organization)          Number)        Identification Number)

                        2875 SOUTH OCEAN BLVD., SUITE 211
                            PALM BEACH, FLORIDA 334$4
                            -------------------------
                    (Address of principal executive offices)

                                   561-832-270
                                   -----------
               Registrant's telephone number, including area code.

Item 5. Other Events and Regulation FD Disclosure.

                       SAFE TECHNOLOGIES ISSUES STATEMENT
                        REGARDING COMPANY'S MERGER PLANS

PALM BEACH, Fla., May 24, 2001/PRNewswire/ -- Safe Technologies International, Inc. (OTC Bulletin Board: SFAD - news) issued a statement today.

Michael Posner, President, said, "Unusual shareholder interest in the initial press release made by SFAD, dated May 1, 2001, about proposed merger candidate, along with disclosure of SFAD's 10Q, dated May 15, 2001, has prompted many questions from Shareholders."

Mr. Posner continued, "During the first quarter, Management decided to unlock, previously untapped, undervalued assets of the Company by using inactive, wholly owned subsidiaries to acquire minority interests in proven companies through mergers and spin-offs. Our business focus of making Company acquisitions will continue, and would develop concurrently, empowered by the increased value brought to SFAD's Balance Sheet, with minority ownership positions of merger transactions."

"In a typical merger scenario, one of SFAD's subsidiaries would acquire an appropriate company by 'merger'. ('Appropriate company', being defined as a private company with substantial revenues and a long and stable earnings history, wanting to go public.) After the merger, the merger subsidiary would be controlled and operated by the acquiring company's management and SFAD would retain a minority interest in the merger subsidiary. When SFAD distributes a portion of its shares in the acquired company to the SFAD shareholders and the acquired company files a registration statement with the SEC, the acquired company would become a public company."

"The merger/spin-off concept provides important benefits for SFAD and its shareholders. Not only would the Company retain a minority interest in what SFAD perceives to be a promising company, but also, a portion of the minority interest would be distributed to the SFAD shareholders. SFAD Shareholders would receive shares in the new public company, proportionate to the percentage of shares that they own in SFAD. There is no dilution to shareholders' existing SFAD stock positions. All in all, an increase in Shareholder value."

Mr. Posner concluded by saying, "Hopefully, this information provides a more explicit explanation of what will happen in a merger scenario and what it would mean for SFAD shareholders, when a deal is successfully concluded. Currently, the Company is in talks with two potential merger candidates to accomplish these goals."

Forward-Looking Statements: Except for the historical information contained herein, this news release may contain forward looking statements pursuant to the provisions of the Private Securities Litigation Reform Act of 1995, as amended, that may involve risks and uncertainties, including relating to the possibility that the merger might not occur, the availability of suitable financial resources, the availability of management, unproven market for SFAD's products and services, as well as other risks detailed from time to time in the Company's SEC reports, including reports on Form 10QSB for the year ended September 30, 2000.

SOURCE: Safe Technologies International, Inc.
CONTACT: Brad Tolley VP Investor Relations
TEL: 561-832-2700
EMAIL: investor.relations@safetechnologies.com
HTTP://www.safetechnologies.com

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Safe Technologies International, Inc.


                                By: /s/ Michael J. Posner
                                ------------------------------------
                                        Michael J. Posner, President

                                Date: May 24, 2001